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                                                                  EXHIBIT 10.21


                                  BILL OF SALE

         FOR GOOD CONSIDERATION, and in payment of the sum of $20,000.00, the undersigned (Seller), hereby sells and transfers to BASIC TECHNOLOGIES, INC., (Buyer), the following chattels and personal property: (describe property)

              -ONE DOUBLE POLE PULLING MACHINE AND ONE WATER TRUCK

                 -SEE EXHIBIT "A" AND "B" FOR TITLES AND DESC.

         The Seller warrants it has good title to said property, full authority to sell and transfer same, and that said property is sold free of all liens, claims and encumbrances. Seller warrants it will defend and indemnify Buyer from any adverse claims.

         Signed under seal this 29 day of MARCH, 1999.
                                              /s/ ED GOBER
                                              -------------------------
                                              Ed Gober

*20,000.00 Sales Price is payable $4,300.00 upon execution and in monthly payments of $1,000.00 due the 29th of each succeeding month until paid. Gober will have option too take rule 504 stock at $0.50 below market price for payment balance, or part thereof, as long as 504 stock is available.